Exhibit 10.41

FIRST AMENDMENT AGREEMENT

     This FIRST AMENDMENT AGREEMENT (this “Amendment”) is made as of the 15th day of July, 2004, among:

     (a) TELETECH HOLDINGS, INC., a Delaware corporation (“Borrower”);

     (b) the lenders listed on Schedule 1 to the Credit Agreement and each Eligible Transferee that is becoming a party to the Credit Agreement concurrently herewith (collectively, the “Lenders” and, individually, each a “Lender”); and

     (c) KEYBANK NATIONAL ASSOCIATION, as lead arranger, sole book runner and administrative agent for the Lenders under this Agreement (“Agent”).

     WHEREAS, Borrower, Lenders and Agent are parties to that certain Credit Agreement, dated as of May 5, 2004, that provides, among other things, for loans and letters of credit aggregating One Hundred Million Dollars ($100,000,000), all upon certain terms and conditions (as the same may from time to time be amended, restated or otherwise modified, the “Credit Agreement”);

     WHEREAS, Borrower, Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto; and

     WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, Borrower, Agent and the Lenders agree as follows:

     1. Amendment to Introduction. The Credit Agreement is hereby amended to delete its introductory paragraph therefrom and to insert in place thereof the following:

     This CREDIT AGREEMENT (as the same may from time to time be amended, restated or otherwise modified, this “Agreement”) is made effective as of the 5th day of May, 2004, among:

     (a) TELETECH HOLDINGS, INC., a Delaware corporation (“Borrower”);

     (b) the lenders listed on Schedule 1 hereto and each other Eligible Transferee, as hereinafter defined, that becomes a party hereto pursuant to Section 10.10 hereof (collectively, the “Lenders” and, individually, each a “Lender”);

     (c) KEYBANK NATIONAL ASSOCIATION, as lead arranger, sole book runner and administrative agent for the Lenders under this Agreement (“Agent”); and

     (d) BANK ONE, NA, as syndication agent (“Syndication Agent”).

     2. Addition to Agency Provisions. Article IX of the Credit Agreement is hereby amended to add the following new Section 9.12 thereto:

     Section 9.12. Other Agents. As used in this Agreement, the term “Agent” shall only include Agent. The Syndication Agent shall not have any rights, obligations or responsibilities hereunder in such capacity.

     3. Amendment to Schedule 1. The Credit Agreement is hereby amended to delete Schedule 1 (Commitments of Lenders) therefrom and to insert in place thereof a new Schedule 1 in the form of Schedule 1 hereto.

     4. Closing Deliveries. Concurrently with the execution of this Amendment, Borrower shall:

     (a) deliver to Agent, for delivery to each Lender, replacement Revolving Credit Notes, in the amounts specified in Schedule 1 to the Credit Agreement;

     (b) cause each Guarantor of Payment to execute the attached Acknowledgement and Agreement; and

     (c) pay all legal fees and expenses of Agent in connection with this Amendment.

     5. Representations and Warranties. Borrower hereby represents and warrants to Agent and the Lenders that (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the organizational agreements of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; (d) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) Borrower is not aware of any claim or offset against, or defense or counterclaim to, Borrower’s obligations or liabilities under the Credit Agreement or any Related Writing; and (f) this Amendment constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms.

     6. References to Credit Agreement. Each reference that is made in the Credit Agreement or any Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Related Writing.

     7. Waiver. Borrower, by signing below, hereby waives and releases Agent and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims of which Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

     8. Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

     9. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     10. Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

     11. Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

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     12. JURY TRIAL WAIVER. BORROWER, THE LENDERS AND AGENT, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, THE LENDERS AND AGENT, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

Address:	9197 South Peoria Street	TELETECH HOLDINGS, INC.
Englewood, Colorado 80112-5833
	Attn: Vice President — Treasurer	By:	/s/ Christy T. O’Connor

		Name:	Christy T. O’Connor
		Title:	Assistant Secretary

Address:	127 Public Square	KEYBANK NATIONAL ASSOCIATION,
	Cleveland, Ohio 44114-1306	as Agent and as a Lender
Attn: Institutional Banking
		By:	/s/ Vijaya Kulkarni

Vijaya Kulkarni
Assistant Vice President

Address:	1125 17th Street, 3rd Floor	BANK ONE, NA, as Syndication
	Denver, Colorado 80202	Agent and as a Lender
Attn: David L. Ericson
		By:	/s/ David L. Ericson

David L. Ericson
First Vice President

Address:	231 South LaSalle Street	BANK OF AMERICA, N.A.
IL1-231-06-40
	Chicago, Illinois 60697	By:	/s/ Steven K. Kessler
Attn: Steven Kessler
		Name:	Steven K. Kessler
		Title:	Senior Vice President

Address:	50 South LaSalle Street, B-2	THE NORTHERN TRUST COMPANY
Chicago, Illinois 60675
	Attn: Peter R. Martinets	By:	/s/ Peter R. Martinets

Peter R. Martinets
Vice President

Address:	191 Peachtree Street NE	WACHOVIA BANK, NATIONAL
	Mail Code: GA-8050 28th Floor	ASSOCIATION
Atlanta, Georgia 30303
	Attn: G. Lee Wagner, Jr.	By:	/s/ Steven L. Hipsman

Steven L. Hipsman
Director

ACKNOWLEDGMENT AND AGREEMENT

     The undersigned consent and agree to and acknowledge the terms of the foregoing First Amendment Agreement dated as of July 15, 2004. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned shall remain in full force and effect and be unaffected hereby.

     The undersigned hereby waive and release Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which the undersigned are aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

     JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

NEWGEN RESULTS CORPORATION		CARABUNGA.COM. INC.

By:	/s/ Christy T. O’Connor	By:	/s/ Christy T. O’Connor

Name:	Christy T. O’Connor	Name:	Christy T. O’Connor
Title:	Assistant Secretary	Title:	Assistant Secretary

TELETECH CUSTOMER CARE MANAGEMENT (COLORADO), INC.		TELETECH STOCKTON, LLC

By:	/s/ Christy T. O’Connor	By:	/s/ Christy T. O’Connor

Name:	Christy T. O’Connor	Name:	Christy T. O’Connor
Title:	Assistant Secretary	Title:	Assistant Secretary

TELETECH SERVICES CORPORATION		TELETECH FINANCIAL SERVICES MANAGEMENT, LLC

By:	/s/ Christy T. O’Connor	By:	/s/ Christy T. O’Connor

Name:	Christy T. O’Connor	Name:	Christy T. O’Connor
Title:	Assistant Secretary	Title:	Assistant Secretary

TELETECH CUSTOMER CARE MANAGEMENT (WEST VIRGINIA), INC.		TELETECH GOVERNMENT SOLUTIONS, LLC

By:	/s/ Christy T. O’Connor	By:	/s/ Christy T. O’Connor

Name:	Christy T. O’Connor	Name:	Christy T. O’Connor
Title:	Assistant Secretary	Title:	Assistant Secretary

TELETECH FACILITIES MANAGEMENT (POSTAL CUSTOMER SUPPORT), INC.		TELETECH CUSTOMER CARE MANAGEMENT (PENNSYLVANIA), LLC

By:	/s/ Christy T. O’Connor	By:	/s/ Christy T. O’Connor

Name:	Christy T. O’Connor	Name:	Christy T. O’Connor
Title:	Assistant Secretary	Title:	Assistant Secretary

TELETECH SOUTH AMERICA HOLDINGS, INC.		TTEC NEVADA, INC.

By:	/s/ Christy T. O’Connor	By:	/s/ Christy T. O’Connor

Name:	Christy T. O’Connor	Name:	Christy T. O’Connor
Title:	Assistant Secretary	Title:	President

TELETECH CUSTOMER SERVICE, INC.		T-TEC LABS, INC.

By:	/s/ Christy T. O’Connor	By:	/s/ Christy T. O’Connor

Name:	Christy T. O’Connor	Name:	Christy T. O’Connor
Title:	President	Title:	Assistant Secretary

TELETECH INTERNATIONAL HOLDINGS, INC.		TELETECH CUSTOMER CARE MANAGEMENT (CALIFORNIA), INC.

By:	/s/ Christy T. O’Connor	By:	/s/ Christy T. O’Connor

Name:	Christy T. O’Connor	Name:	Christy T. O’Connor
Title:	Assistant Secretary	Title:	Assistant Secretary

SCHEDULE 1

		REVOLVING
		CREDIT
	COMMITMENT	COMMITMENT
LENDERS	PERCENTAGE	AMOUNT	MAXIMUM AMOUNT
KeyBank National Association	40%	$40,000,000	$40,000,000
Bank One, NA	20%	$20,000,000	$20,000,000
Bank of America, N.A.	15%	$15,000,000	$15,000,000
The Northern Trust Company	15%	$15,000,000	$15,000,000
Wachovia Bank, National Association	10%	$10,000,000	$10,000,000

Total Commitment Amount	100%	$100,000,000	$100,000,000

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